SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  November 5, 1997

                               JP FOODSERVICE, INC.
              (Exact name of registrant as specified in its charter)

              Delaware                0-24954            52-1634568
      (State of Incorporation)   (Commission File      (IRS Employer
                                  Number)              Identification
                                                       Number)

       9830 Patuxent Woods Drive
          Columbia, Maryland                                21046
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (410) 312-7100







         Item 5.   Other Events.

                   On November 5, 1997, JP Foodservice, Inc., a Delaware corporation (the "Registrant"), Hudson Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Reg-istrant ("Acquisition Corp."), and Rykoff-Sexton, Inc., a Dela-ware corporation ("Rykoff"), entered into Amendment No. 2 ("Amendment No. 2") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 30, 1997, as amended as of September 3, 1997, by and among the Registrant, Acquisition Corp. and Rykoff. Under the Merger Agreement as amended by Amendment No. 2, Rykoff stockholders will receive shares of the Registrant's common stock at a fixed exchange ratio of 0.775 of a share of Registrant's common stock for each share of Rykoff common stock held. Prior to the effectiveness of Amendment No. 2, the fixed exchange ratio was 0.84. The foregoing description of Amendment No. 2 is not complete and is qualified in its en-tirety by reference to the text of such Amendment No. 2, which is included as Exhibit 2.3 hereto and is hereby incorporated herein by reference.

                   In connection with entering into Amendment No. 2, the Registrant and Rykoff issued a joint press release, dated No-vember 5, 1997. The foregoing description of such joint press release is not complete and is qualified in its entirety by reference to the text of such joint press release, which is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.







         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   The following exhibits are filed as part of this report:

         2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp. (incorporated by reference to the Registrant's Current Report on Form 8-K, filed July 2, 1997, dated as of June 30, 1997).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among the Reg-istrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp. (incorporated by reference to the Registrant's Current Report on Form 8-K, filed September 9, 1997, dated as of September 3, 1997).

         2.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of November 5, 1997, by and among the Regis-trant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp.

         99.1      Joint Press Release, dated November 5, 1997.


































                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  November 7, 1997

                                      JP FOODSERVICE, INC.



                                      By:  /s/ David M. Abramson
                                        Name:  David M. Abramson
                                        Title: Senior Vice President
                                               and General Counsel







































                                 EXHIBIT INDEX

         Exhibit
         Number                   Description

         2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp. (in-corporated by reference to the Registrant's Current Report on Form 8-K, filed July 2, 1997, dated as of June 30, 1997).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp. (incorporated by ref-erence to the Registrant's Current Report on Form 8-K, filed September 9, 1997, dated as of September 3, 1997).

         2.3            Amendment No. 2 to Agreement and Plan of
                        Merger, dated as of November 5, 1997, by and among the Registrant, Rykoff-Sexton, Inc. and Hudson Acquisition Corp.

         99.1           Joint Press Release, dated November 5, 1997.


























                                       -4-